Exhibit 99.7

                             Joint Filing Agreement

      We, the undersigned, agree that the attached Schedule 13D relating to the common stock of Molson Coors is filed on behalf of each of us.

Date: February 18, 2005

PENTLAND SECURITIES (1981) INC.         4280661 CANADA INC.

By: /s/ Andrew Thomas Molson            By: /s/ Andrew Thomas Molson
    --------------------------------        ------------------------------------
    Name: Andrew Thomas Molson              Name: Andrew Thomas Molson
    Title: President                        Title: President


LINCOLNSHIRE HOLDINGS LIMITED           4198832 CANADA INC.

By: /s/ Eric Herbert Molson             By: /s/ Eric Herbert Molson
    --------------------------------        ------------------------------------
    Name: Eric Herbert Molson               Name: Eric Herbert Molson
    Title: President                        Title: President


NOOYA INVESTMENTS LIMITED               BAX INVESTMENTS LIMITED

By: /s/ Stephen Thomas Molson           By: /s/ Cynthia Baxter
    --------------------------------        ------------------------------------
    Name: Stephen Thomas Molson             Name: Cynthia Baxter
    Title: President                        Title: Vice President


6339522 CANADA INC.,                    DJS HOLDINGS LTD.

By: /s/ Cynthia Baxter                  By: /s/ Eric Stevenson
    --------------------------------        ------------------------------------
    Name: Cynthia Baxter                    Name: Eric Stevenson
    Title: Vice President                   Title: Assistant-Secretary


6339549 CANADA INC.                     TRUST U/W/O THOMAS HENRY
                                        PENTLAND MOLSON

By: /s/ Eric Stevenson                  By: /s/ Eric Herbert Molson
    --------------------------------        ------------------------------------
    Name: Eric Stevenson                    Name: Eric Herbert Molson
    Title: Assistant-Secretary              Title: Trustee

    /s/ Eric Herbert Molson                 /s/ Stephen Thomas Molson
    --------------------------------        ------------------------------------
          ERIC HERBERT MOLSON                     STEPHEN THOMAS MOLSON

    /s/ Andrew Thomas Molson
    --------------------------------
          ANDREW THOMAS MOLSON